UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2009

AMERIGROUP Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31574	54-1739323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Corporation Lane Virginia Beach, Virginia	23462
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900
Not Applicable
______________________________________________
Former name or former address, if changed since last report
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on May 1, 2009 containing financial information for AMERIGROUP Corporation (the “Company”) for the quarterly period ended March 31, 2009.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit  hereto)  shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets  forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 1, 2009 by AMERIGROUP Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

May 1, 2009	By:	James W. Truess

Name: James W. Truess
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 1, 2009 by AMERIGROUP Corporation